SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22.SUBSEQUENT EVENT

In January 2024, 12,307,688 Senior Preferred Shares were converted to 1,538,461 ADSs at the request of the holder of such Senior Preferred Shares pursuant to the Certificate of Designation. To consummate such conversion, 12,307,688 Senior Preferred Shares had been re-designated as 12,307,688 Class A Ordinary Shares.

In March 2024, the Company terminated its contractual arrangements with VIE because (i) the foreign restricted licenses and permits held through the VIE are not necessary for the Company’s business operations as currently conducted, and (ii) the Company believes the termination of these arrangements help to optimize its corporate governance structure. Due to the termination, the financial results of the VIE will no longer be consolidated into the Company’s consolidated financial statements for accounting purpose from the termination date.